UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2023
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Blue Owl Real Estate Net Lease Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56536	88-1672312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 N. LaSalle St., Suite 4140 Chicago, IL	60602
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Oak Street Net Lease Trust
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Blue Owl Real Estate Net Lease Trust (the “Company”) previously adopted an amended share repurchase plan (the “Amended and Restated Share Repurchase Plan”) to provide liquidity to its shareholders through quarterly tender offers made in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended. Pursuant to the Amended and Restated Share Repurchase Plan, the Company intended, subject to certain limitations, to offer to repurchase shares at a purchase price per share equal to the net asset value (“NAV”) per share as of the last business day of the applicable quarter.
As of August 29, 2023, the Company determined to conduct its quarterly tender offer for the third quarter of 2023 at a purchase price per share equal to the most recently determined NAV per share as of the commencement of the tender offer, which for such offer will differ from the NAV per share as of the last business day of the quarter.
The tender offer described in this communication has not yet commenced, and this communication is not an offer to purchase nor a solicitation of an offer to sell any securities. In connection with the commencement of the tender offer, the Company will file with the U.S. Securities Exchange Commission (the “SEC”) a tender offer statement on Schedule TO. The tender offer will be made only pursuant to the offer to purchase, letter of transmittal and related tender offer documents filed as part of the Schedule TO with the SEC upon commencement of the tender offer. Investors and shareholders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) that will be filed by the Company with the SEC in its entirety when it becomes available, because it will contain important information, including the terms and conditions of the tender offer. These documents will be made available to the Company’s shareholders at no expense to them and will also be available at no charge on the SEC’s website at www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Real Estate Net Lease Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: August 29,2023